UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒       Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material Pursuant to Rule 14a-12

CAVANAL HILL FUNDS

4400 Easton Commons, Suite 200

Columbus, Ohio 43219

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

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1) Title of each class of securities to which transaction applies: N/A

2) Aggregate number of securities to which transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

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5) Total fee paid: N/A

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT SHAREHOLDER INFORMATION

CAVANAL HILL FUNDS

This document contains a proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your Fund. If you complete and sign the proxy, we will vote it exactly as you tell us. If you simply sign the proxy without specifying a vote, your Shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement and to provide your instructions by using any of the methods shown on your proxy card. Voting your proxy, and doing so promptly, will help enable the Fund to avoid additional expenses that could be incurred if the Fund is required to make follow-up solicitations because Shareholders do not return their proxies in sufficient numbers.

Please take a few moments to exercise your right to vote. Thank you.

CAVANAL HILL FUNDS

Cavanal Hill U.S. Treasury Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 24, 2018

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the Cavanal Hill U.S. Treasury Fund, a series of the Cavanal Hill Funds (the “Fund”), will be held at 10:00 a.m. Eastern Time on October 24, 2018 at the principal offices of the Cavanal Hill Funds, 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, for the following purpose:

•	To approve the revision of the Fund’s Fundamental Investment Restriction to remove the 10% cap on investment company securities; and

•	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting in person.

Only shareholders of record (the “Shareholders”) at the close of business on August 31, 2018 (the “Record Date”) are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

By Order of the Trustees

/s/ Cheryl Briggs

Cheryl Briggs

Secretary

September 28, 2018

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. You may also vote your proxy by telephone or internet.

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To Cavanal Hill U.S. Treasury Fund Shareholders:

A Special Meeting of Shareholders (the “Special Meeting”) of the Cavanal Hill U.S. Treasury Fund, a series of the Cavanal Hill Funds, has been scheduled for October 24, 2018. The purpose of this Special Meeting is to submit to the Shareholders for a vote a revision to the Fund’s Fundamental Investment Restriction.

The attached proxy statement is designed to give you information relating to the proposal on which you will be asked to consider and vote.

While you are welcome to join us at the Special Meeting, most Shareholders vote by filling out and signing the enclosed proxy card. In order to conduct the Special Meeting, a majority of shares of the U.S. Treasury Fund (“Shares”) must be represented either in person or by proxy. Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of Shares may be voted. You may also vote your proxy by telephone or internet.

Shareholders who elect to attend the Special Meeting need not complete and deliver a proxy, but may vote in person. If you have delivered a proxy, and then vote at the Special Meeting, your vote at the meeting will cancel your proxy.

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative or the Cavanal Hill Funds directly at 1-800-762-7085.

Your vote is very important to us. As always, we thank you for your confidence and support.

Sincerely,

/s/ James Huntzinger
James Huntzinger

President
Cavanal Hill Funds

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
(OR VOTE BY TELEPHONE OR THE INTERNET)
YOUR VOTE IS VERY IMPORTANT

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CAVANAL HILL FUNDS

Q.	WHY IS THE BOARD OF TRUSTEES PROPOSING TO REVISE THE INVESTMENT RESTRICTION?

A.	The Cavanal Hill U.S. Treasury Fund would like to be able to purchase “eligible investment company securities” in excess of the current 10% limitation in order to have additional investment flexibility, which will aid in allowing the Fund to set its daily closing time later in the day. Eligible investment company securities are securities that meet the qualifications necessary for a fund to be classified as a U.S. Treasury Fund. Under SEC Rule 2a-7, a fund must invest at least 99.5% of its total asset in cash, U.S. Government Securities or repurchase agreements collateralized by U.S. Government Securities in order to be classified as a U.S. Treasury Fund. Under SEC Rule 35d-1, a U.S. Treasury Fund must also invest at least 80% of its net assets in U.S. Treasury Obligations or repurchase agreements collateralized by U.S. Treasury Obligations. The Board of Trustees believes it is in the best interest of the Fund and its Shareholders to have the flexibility sought and that it is not necessary to limit the Fund’s investment in money market funds.

Q.	WHAT IS THE ANTICIPATED IMPACT ON THE FEES AND EXPENSES OF THE FUND?

A.	The Fund anticipates that the proposed change and additional investment in eligible investment company securities will result in an increase in Acquired Fund Fees and Expenses and that the Total Annual Fund Operating Expenses After Fees Waivers will likewise increase by approximately 0.03%.

Q.	WILL THE PROPOSED CHANGE RESULT IN ANY CHANGES TO THE FUND’S OBJECTIVES, STRATEGY, RISKS OR OTHER POLICIES?

A.	The proposed change will not result in any material changes to the objectives, strategy, risks or other policies of the Fund.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the Shares outstanding as of August 31, 2018 entitled to vote on the matter. In the event that not enough Shareholders return their proxies to achieve a quorum, we will be forced to incur additional expense associated with additional solicitations. In order to avoid additional costs to your Fund, please return the completed proxy ballot as soon as possible.

Q.	HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A.	After careful consideration, the Board of Trustees of the Cavanal Hill Funds unanimously recommends that you vote “FOR” the proposal on the enclosed proxy ballot. The Board also urges you to vote and return all the proxy ballot cards you receive.

Q.	WHO WILL PAY THE EXPENSES ASSOCIATED WITH THIS PROPOSAL?

A.	The Fund will be responsible for the costs associated with this proposal. The proxy solicitation expenses, including printing and mailing the Notice of Special Meeting, the proxy card and the proxy statement as well as reminder mailing materials, project management, telephone and Internet processing, tabulation and vote reporting services are estimated at approximately $12,500. Legal expenses associated with the preparation and filing of the proxy statement are estimated to be approximately $3,300.

Q.	WILL THERE BE ANY CHANGES TO SERVICES PROVIDERS?

A.	The proposal will not result in any change to the service providers of the Fund. There will be no change to the services provided or the fees charged.

Q.	WHOM SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact your investment representative, or call the Cavanal Hill Funds directly at 1-844-670-2141.

THE INFORMATION PROVIDED IN THIS “Q&A” IS SUPPORTED BY DISCLOSURES
CONTAINED IN THE ACCOMPANYING PROXY STATEMENT.

CAVANAL HILL FUNDS

Cavanal Hill U.S. Treasury Fund

4400 Easton Commons, Suite 200,

Columbus, Ohio 43219

Special Meeting of Shareholders

To Be Held on October 24, 2018

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Trustees (the “Trustees”) of the Cavanal Hill Funds (the “Trust”) with respect to Cavanal Hill U.S. Treasury Fund, (the “Fund”). The notice of meeting, this proxy statement and the enclosed proxy card will be sent to Shareholders on or about September 28, 2018.

Purpose of Meeting

The Special Meeting is being called to approve the revision of the Fund’s Fundamental Investment Restriction as follows:

The U.S. Treasury Fund may not purchase securities other than U.S. Treasury bills, notes and other obligations backed by the full faith and credit of the U.S. government, some of which may be subject to repurchase agreements; provided, however, the U.S Treasury Fund may purchase investment company securities that meet the qualifications necessary to be classified as a U.S. Treasury Fund.~~, not to exceed 10% of the total value of the U.S. Treasury Fund’s assets.~~

and to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Revocability of Proxy

The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and voting on October 24, 2018 at the Special Meeting of Shareholders of the Funds at 10:00 a.m. Eastern Time at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (such meeting and any adjournment thereof is referred to herein as the “Special Meeting”).

Solicitation of Proxy

The Trust has retained Broadridge Financial Solutions, Inc. to aid in the solicitation of proxies. The services to be provided by Broadridge include printing and mailing the Notice of Special Meeting, the proxy card and this proxy statement as well as reminder mailing materials. Broadridge will also provide project management, telephone and Internet processing, tabulation and vote reporting services. The Broadridge services are estimated to cost approximately $12,500. Legal expenses associated with the preparation and filing of the proxy statement are estimated to be approximately $3,300. These costs have been or will be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, internet, or personal interview conducted by certain officers of the Trust and/or employees of Cavanal Hill Investment Management, Inc. (“CHIM”), the Fund’s administrator and investment adviser, as well as by representatives of Broadridge.

Voting and Holder Information

In the event that a Shareholder signs and returns the proxy card, but does not indicate a choice with respect to any proposal(s), the proxy holders will vote those Shares in favor of such proposal(s). Each share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Board of Trustees has fixed the close of business on August 31, 2018 as the record date (the “Record Date”) for determination of Shareholders of the Fund entitled to notice of, and to vote at the Special Meeting and any adjournment(s) thereof. The number of Shares of the Fund outstanding and the number of votes to which each class is entitled as of the Record Date is listed in the table below:

U.S. Treasury Fund Administrative: 957,444,428.610 Service: 33,734,705.180 Institutional: 97,290,097.820 Select: 51,839,658.580 Premier: N/A

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Fund as of the Record Date.  The Adviser or an affiliate of the Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 5% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership.

To the best of the Trust’s knowledge, as of the Record Date, the Officers and Trustees of the Trust, as a group, owned less than 1% of the Shares of the Fund.

The Trust’s Agreement and Declaration of Trust and Bylaws do not provide for annual shareholder meetings, and no such meetings are planned for 2018 or 2019. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such future meeting.

The Trust’s executive offices are located at 4400 Easton Commons, Suite 200, Columbus Ohio 43219.

A COPY OF CAVANAL HILL FUNDS’ ANNUAL REPORT DATED AUGUST 31, 2017 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE TRUST AT 4400 EASTON COMMONS, SUITE 200, COLUMBUS OHIO 43219 OR BY CALLING 1-800-762-7085.

PROPOSAL 1

INVESTMENT RESTRICTION

The Board of Trustees is recommending that Shareholders approve the revision of the Fund’s Fundamental Investment Restriction to remove the 10% limitation on purchases of eligible investment company securities. The following table compares the current investment restriction to the proposed investment restriction.

Current Investment Restriction	Proposed Investment Restriction
The U.S. Treasury Fund may not purchase securities other than U.S. Treasury bills, notes and other obligations backed by the full faith and credit of the U.S. government, some of which may be subject to repurchase agreements; provided, however, the U.S. Treasury Fund may purchase investment company securities that meet the qualifications necessary to be classified as a U.S. Treasury Fund, not to exceed 10% of the total value of the U.S. Treasury Fund’s assets.	The U.S. Treasury Fund may not purchase securities other than U.S. Treasury bills, notes and other obligations backed by the full faith and credit of the U.S. government, some of which may be subject to repurchase agreements; provided, however, the U.S. Treasury Fund may purchase investment company securities that meet the qualifications necessary to be classified as a U.S. Treasury Fund.

The U.S. Treasury Fund would like to be able to purchase “eligible investment company securities” in excess of the current 10% limitation in order to have additional investment flexibility, which will aid in allowing the Fund to set its daily closing time later in the day.

Eligible investment company securities are securities that meet the qualifications necessary for a fund that invests in such securities to be classified as a U.S. Treasury Fund. Under SEC Rule 2a-7, a fund must invest at least 99.5% of its total asset in cash, U.S. Government Securities or repurchase agreements collateralized by U.S. Government Securities in order to be classified as a U.S. Treasury Fund. U.S. Government Securities include U.S. Treasury Obligations and U.S. Government Agency Securities. In turn, U.S. Treasury Obligations are defined as bills, notes and bonds that are direct obligations of the U.S. government and U.S. Government Agency Securities are defined as securities issued by agencies and instrumentalities of the U.S. government, but not guaranteed or insured by the U.S. government (including Fannie Mae and Freddie Mac). A fund that includes “U.S. Treasury” in its name must also invest at least 80% of its net assets in U.S. Treasury Obligations or repurchase agreements collateralized by U.S. Treasury Obligations in order to meet the requirements of SEC Rule 35d-1.

While the proposed change will remove a 10% limitation on purchases of eligible investment securities, which restriction constitutes a fundamental policy of the Fund, the proposed change will not result in any material changes to the objectives, strategy, risks or other policies of the Fund. The Fund’s investment objective will continue to be to seek current income with liquidity and stability of principal. The Fund’s investment strategy will continue to be that, under normal circumstances, the Fund will invest 99.5% of its total assets in cash, U.S. Government Securities or repurchase agreements collateralized by U.S. Government Securities and to invest at least 80% of its net assets in U.S. Treasury Obligations or repurchase agreements collateralized by U.S. Treasury Obligations. The continuing strategy also provides that, as a money market fund, the dollar-weighted average portfolio maturity of the Fund will not exceed 60 days and the dollar-weighted average portfolio life cannot exceed 120 days.

The Fund does anticipate that the proposed change and the Fund’s additional investment in eligible investment company securities will result in an increase in Acquired Fund Fees and Expenses and that the Total Annual Fund Operating Expenses After Fees Waivers will likewise increase by approximately 0.03%. The Fees and Expenses Table provided below compares the current fees and expenses of the U.S. Treasury Fund to the pro forma fees and expenses expected to result from the proposed change in the Fund's investment restriction.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. An investor transacting in Institutional Shares, which do not have any front-end sales charge, contingent deferred sales charge, or other asset based fee for sales or distribution, may be required to pay a commission to a broker or other financial intermediary for effecting such transactions on an agency basis. Such commissions are not reflected in the tables or the example below. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).	Administrative		Service		Institutional		Select		Premier
	Prior	Proposed	Prior	Proposed	Prior	Proposed	Prior	Proposed	Prior	Proposed
Management Fees	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	—	—	—	—	0.50%	0.50%
Other Expenses	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Shareholder Servicing Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	—	0.03%	—	0.03%	—	0.03%	—	0.03%	—	0.03%
Total Annual Fund Operating Expenses	0.70%	0.73%	0.70%	0.73%	0.45%	0.48%	0.45%	0.48%	0.95%	0.98%
Less Fee Waivers‡	—	—	-0.30%	-0.30%	-0.17%	-0.17%	-0.25%	-0.25%	-0.70%	-0.70%
Total Annual Fund Operating Expenses After Fee Waivers	0.70%	0.73%	0.40%	0.43%	0.28%	0.31%	0.20%	0.23%	0.25%	0.28%

‡	Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees to which they are entitled paid by Select and Premier Shares, 0.15% paid by Service Shares and 0.17% paid by Institutional Shares. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the table. The Distributor has contractually agreed to waive 0.45% of the Distribution/Service (12b-1) Fee paid by the Premier Class and 0.15% of such Fee paid by the Service Class. Contractual waivers are in place for the period through December 31, 2018 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

The example below compares the current cost of investing in the U.S. Treasury Fund to the pro forma cost of investing expected to result from the proposed change in the Fund's investment restriction.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example	1 Year		3 Years		5 Years		10 Years
	Prior	Proposed	Prior	Proposed	Prior	Proposed	Prior	Proposed
Administrative Shares	$72	$75	$224	$233	$390	$406	$871	$906
Service Shares	$41	$44	$194	$203	$360	$376	$842	$878
Institutional Shares	$29	$32	$127	$137	$235	$252	$550	$587
Select Shares	$20	$24	$119	$129	$227	$244	$543	$580
Premier Shares	$26	$29	$233	$242	$457	$473	$1,102	$1,137

Board Consideration of Proposal

The Board of Trustees considered the following material factors in determining to recommend that shareholders vote in favor of removing the 10% limitation on investment in eligible investment company securities:

•	The investment company securities purchased will continue to meet the qualifications necessary to be classified as a U.S. Treasury Fund. Compliance with Rules 2a-7 and 35d-1 impose requirements will continue serve the purpose of limiting the investments made by the Fund. The existing 10% limitation does not provide materially greater investment protection to the Fund or its Shareholders.

•	Competitive factors related to performance will continue to serve as a limiting factor on the extent to which the Fund’s Portfolio Managers utilize eligible investment company securities.

•	Other U.S. Treasury Funds operate without a similar cap on the amount of eligible investment company securities.

•	The proposal does not result in changes to the Fund’s objective, strategy, risks or other policies.

•	The proposal does not result in changes to the services provided or the fees charged to the Fund by its service providers.

•	Removal of the limitation provides additional flexibility and options to the Fund’s portfolio managers that support a later daily closing time.

In consideration of the foregoing factors, the Board of Trustees believes it is in the best interest of the Fund and its Shareholders to remove the 10% limitation on the Fund’s investment in eligible investment company securities and in so doing, provide the Fund with the investment flexibility sought by the Fund’s portfolio managers to invest more than 10% of the value of the Fund’s assets in money market funds.

All Shares represented by valid proxy cards will be voted in favor of the revision of the investment restriction, unless a Shareholder specifically indicates on a proxy the desire to not approve the change.

THE BOARD OF TRUSTEES, INCLUDING EACH OF THE INDEPENDENT
TRUSTEES, UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS
APPROVE THE PROPOSAL.

PROPOSAL 2

OTHER MATTERS AND DISCRETION

OF PERSONS NAMED IN THE PROXY

While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business that the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance in the discretion of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting, if the proxy card is received and is properly executed.

ADDITIONAL INFORMATION

The Trust’s Bylaws provide that a majority of the aggregate number of Shares entitled to vote shall be necessary to constitute a quorum for the transaction of business and that any lesser number shall be sufficient for adjournments. If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. Any adjourned meeting may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice unless a new record date of the adjourned meeting is fixed. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received.

Any proxy granted pursuant to this proxy statement shall be revoked by a later dated proxy or should the Shareholder granting such proxy attend the Special Meeting and vote in person.

Approval of Proposal 1 requires the affirmative vote of “majority of the outstanding voting securities” of the Fund. The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., Shares) present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. This means that Proposal 1 may be approved by less than a majority of the outstanding Shares of the Fund, provided a quorum is present at the Special Meeting.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and “broker non-votes” (i.e., Shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as present, but not as votes cast, at the Special Meeting. Shares represented by abstentions and “broker non-votes” shall not be counted as present or as votes cast for or against adjournments. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. This means that Shareholders who choose not to participate in the proxy vote could prevail over Shareholders who cast votes or provide voting instructions to their brokers or nominees.

In addition, under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, such shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of special meetings). The proposals to be voted upon at the Special Meeting are not considered to be non-routine matters that affect substantially a Shareholder’s rights or privileges. Consequently, brokers holding Shares of the Fund on behalf of clients may vote on the proposals absent instructions from the beneficial owners of the Shares.

Service Providers

Investment Adviser

Cavanal Hill Investment Management is the investment adviser for the Fund. Cavanal Hill Investment Management is an investment adviser registered with the SEC. The investment adviser is a separate, wholly-owned subsidiary of the BOKF, NA (“BOK”). It began serving as investment adviser to the Funds on May 12, 2001. Cavanal Hill Investment Management, subject to the supervision of the Board of Trustees of the Funds, is responsible for providing research, investment decision making, strategizing and risk management, and day-to-day portfolio management. Cavanal Hill Investment Management is located at One Williams Center, 15th Floor, Tulsa, OK 74172-0172. As of June 30, 2018, Cavanal Hill Investment Management had approximately $7.0 billion in assets under management.

BOK is a subsidiary of BOK Financial Corporation, Inc. (“BOKF”). Subsidiaries of BOKF provide a full array of wealth management, trust, custody and administration, and commercial and retail banking services, as well as non-banking financial services. Non-banking subsidiaries provide various financial services, including mortgage banking, broker-dealer and investment advisory services, private equity and alternative investing, and credit life, accident, and health insurance on certain loans originated by its subsidiaries. As of June 30, 2018, BOKF and its subsidiaries had approximately $78.9 billion in assets under management.

Administrator

Cavanal Hill Investment Management also serves as administrator to the Fund. The Administrator assists in supervising all operations of the Fund (other than those performed under the Investment Advisory, Custodian, Fund Accounting, and Transfer Agency Agreements for that Fund).

Sub-Administrator

Citi Fund Services of Ohio, Inc. (“Citi”) is the Sub-Administrator to the Funds pursuant to an agreement between Cavanal Hill Investment Management and Citi. Pursuant to this agreement, Citi assumed many of the Administrator’s duties, for which Citi receives a fee, paid by the Administrator. Citi’s principal business offices are located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219.

Distributor

Cavanal Hill Distributors, Inc., with its principal business offices at One Williams Center, Plaza SE, Bank of Oklahoma Tower, Tulsa, Oklahoma, 74172, serves as distributor to the Fund. The Distributor is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority, Inc.

Independent Public Accountants

KPMG LLP (“KPMG”) has been selected as Independent Registered Public Accounting Firm. KPMG’s address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215.

Audit Committee Pre-Approval Policies and Procedures. The Trust’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services for the Trust and permitted non-audit services (including the fees for such services and terms thereof) to be performed by the independent registered public accountants for the Fund or the Fund’s investment adviser and any affiliate of the Fund’s investment adviser that provides ongoing services to the Fund where the nature of the non-audit services has a direct impact on the operations or financial reporting of the Fund.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

IMPORTANT NOTICE REGARDING AVAILABILITY OF INFORMATIONAL MATERIALS

Only one Proxy Statement is being delivered to multiple Shareholders sharing an address unless the Fund has received contrary instructions.

The most recent Annual Report of the Trust, including financial statements, for the fiscal year ended August 31, 2017 was mailed to Shareholders. If you would like to receive additional copies of this Proxy Statement or the Annual Report free of charge, please contact the Trust by writing to or calling Cavanal Hill Funds, 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, 1-800-762-7085.

This Proxy Statement and the Annual Report is available on the Cavanal Hill Funds’ website by visiting http://www.cavanalhillfunds.com

This Proxy Statement should be kept for future reference.

If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay. No postage is necessary.

September 28, 2018

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51275-S76083

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

	For	Against	Abstain
1. To revise the Fund's Fundamental Investment Restriction to remove the 10% cap on investment company securities.	☐	☐	☐
2. Other Matters and Discretion of Person named in the Proxy.			

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date